UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 6, 2021

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-37637	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Finsbury Avenue

London EC2M 2PF

United Kingdom

(Address of principal executive offices) (Zip code)

(781) 996-5340 Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Ordinary Shares, nominal value $0.012 per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 6, 2021, the Company held its 2021 annual general meeting (“AGM”) of shareholders. There were 66,344,292 outstanding ordinary shares entitled to vote at the AGM as of October 4, 2021, the voting record date. At the AGM, the matters on which the shareholders voted, in person or by proxy were to:

1.	re-elect Peter Bauer as a Class III Director of the Company;

2.	re-elect Hagi Schwartz as a Class III Director of the Company;

3.	re-elect Helene Auriol Potier as a Class III Director of the Company;

4

appoint Ernst & Young LLP in the United States as independent auditor of the Company to hold office from the conclusion of the AGM until the conclusion of the annual general meeting of the Company to be held in 2022;

5.	Authorize the Board of Directors of the Company to determine the remuneration of the independent auditor;

6.	receive the Company’s accounts for the year ended March 31, 2021, together with the independent auditors’ report on those accounts; and

7.	approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement delivered to shareholders.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Peter Bauer	50,566,124	3,107,643	250,841	2,421,984
Hagi Schwartz	53,557,195	299,792	67,621	2,421,984
Helene Auriol Potier	53,770,783	116,416	37,409	2,421,984

Appointment of Ernst & Young LLP in the United States as Independent Auditor:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
56,259,715	17,540	69,337	0

Authorization to Determine Remuneration of the Independent Auditor:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
56,263,757	15,848	66,987	0

Receipt of Company’s Accounts for the Year Ended March 31, 2021:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
56,225,732	14,558	106,302	0

Approve the Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
49,317,567	4,513,340	93,701	2,421,984

Following the AGM, (i) Aron Ain, Alpna J. Doshi and Stephen M. Ward continue to serve as Class I Directors of the Company and their term expires at the annual general meeting of the Company to be held in 2022; and (ii) Christopher FitzGerald, Neil Murray and Robert P. Schechter continue to serve as Class II Directors of the Company and their term expires at the annual general meeting of the Company to be held in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMECAST LIMITED

Dated: October 7, 2021	By:	/s/ Robert P. Nault
Robert P. Nault
Senior Vice President and General Counsel